Exhibit 10.2

                      ADDENDUM TO SHAREHOLDERS' AGREEMENT


Pursuant to paragraph 3(a) of the Shareholders' Agreement (and the references contained therein) dated February 27, 1995 by and between Lee Enterprises, Incorporated ("Lee") and Journal Limited Partnership ("JLP") (the "Shareholders' Agreement"), National Bank of Commerce Trust and Savings Association, acting as trustee on behalf of the Trust U/W of Fred S. Seacrest/Mark T. Seacrest share (the "Trustee" and the "Trust"), a limited partner of JLP, has notified JLP of the Trustee's desire for JLP to distribute to the Trust a 7.425% limited partnership interest in JLP, which will result in 244,526 shares of Lee Common Stock being distributed by JLP to the Trustee through the registration of the transfer of such shares in the name of the Trustee, subject to, inter alia, the Trustee's execution of a counterpart of the Shareholders' Agreement.

In consideration of the receipt of Lee Common Stock, the Trustee hereby executes a counterpart of this Shareholders' Agreement and agrees to be bound by all the provisions, acknowledgements, understandings, representations, warranties and other agreements contained within the Shareholders' Agreement in accordance with its terms as if the Trustee were an original signatory to the Shareholders' Agreement. The Trustee represents and warrants that the execution, delivery and performance of the terms, obligations and duties of the Shareholders' Agreement have been duly authorized by all necessary actions of the Trustee as authorized or directed by the agreement evidencing the Trust.

NATIONAL BANK OF COMMERCE TRUST
AND SAVINGS ASSOCIATION, Trustee
of the Trust U/W of Fred S.
Seacrest/Mark T. Seacrest Share


By:  /s/ Regy J. Green
--------------------------------
Regy J. Green, Vice President
and Trust Officer

                                  Exhibit 10.2

                   SECOND ADDENDUM TO SHAREHOLDERS' AGREEMENT

THIS AGREEMENT is entered into this 18th day of April, 1997 by and among LEE ENTERPRISES, INCORPORATED, a Delaware corporation ("Lee"), NATIONAL BANK OF COMMERCE TRUST AND SAVINGS ASSOCIATION, as trustee on behalf of the Trust U/W of Fred S. Seacrest/Mark T. Seacrest Share (the "MTS Trustee" and the "MTS Trust") and as trustee on behalf of the James C. Seacrest Revocable Trust (the "JCS Trustee" and the "JCS Trust"), and JOURNAL LIMITED PARTNERSHIP, a Nebraska
limited partnership ("JLP"), for itself and as agent and authorized representative for all partners of JLP not signatories hereto (hereinafter sometimes referred to as the "JLP Partners").

                              W I T N E S S E T H:

WHEREAS, pursuant to paragraph 4(b) of the Shareholders' Agreement (and the references contained therein) originally dated February 27, 1995, as amended, by and among Lee, JLP and the MTS Trust (the "Shareholders' Agreement"), JLP, the MTS Trustee and the JCS Trustee have notified Lee of their desire for Lee to prepare, file with the Securities and Exchange Commission ("SEC") and cause to become effective a registration statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") with respect to 3,293,286 shares of Lee Common Stock, $2.00 par value (the "Shares") held by the undersigned (the "Selling Stockholders").

NOW THEREFORE, in consideration of Lee's filing of the Registration Statement, the undersigned hereby agree as follows:

   1. Compliance with Securities Laws and Transfer Requirements. Each of the Selling Stockholders agrees that the Selling Stockholder will fully comply with all requirements under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including without limitation the prospectus delivery requirements under the Securities Act and the provisions of Rule 10b-6 of the Exchange Act, in connection with any Transfer (as defined below) of the Shares pursuant to the Registration Statement.

   2. Transfers of Shares After Registration; Amended Registration Statement. If Lee notifies the Selling Stockholders that the Registration Statement may be required to be amended or supplemented so that a Transfer of the Shares pursuant to the Registration Statement can be effected in compliance with the Securities Act and the Exchange Act (the "Suspension Notice"), then (i) Lee shall, as soon as reasonably practicable after the date of such notice, file an amendment or supplement to the Registration Statement to permit the Selling Stockholder to utilize the Registration Statement to effect a Transfer of the Shares in compliance with the Securities Act and the Exchange Act, and (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Selling Stockholders shall effect any Transfer of the Shares pursuant to the Registration Statement. Notwithstanding the foregoing, the obligation of Lee to file any amendment or supplement to the Registration Statement shall not apply with respect to any amendment or supplement relating to information supplied by any of the Selling Stockholders or any other person selling Shares pursuant to the Registration Statement unless the Selling Stockholders or such other person shall have given prior written notice to Lee that an amendment or supplement is required, in which case, (i) Lee shall file such amendment or supplement as soon as reasonably practical following the date such notice is received by Lee, and (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Selling Stockholders shall effect any Transfer of the Shares pursuant to the Registration Statement. The term "Transfer" shall mean any disposition of any of the Shares or any interest therein for value, whether by sale, assignment, pledge or otherwise.

   3. Notices. Except for the Suspension Notice under paragraph 2, any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be delivered in person or sent by telecopy to the address or telecopy number set forth below and a copy of such notice shall be mailed by first class registered or certified mail, postage prepaid, addressed as follows:

        If to Lee:
        ---------

                  Chris Wahlig, Director of Financial Services
                  Lee Enterprises, Incorporated
                  400 Putnam Building
                  215 N. Main Street
                  Davenport, IA 52801

                  Telephone:          (319) 383-2100
                  Fax:                (319) 326-2972

                  Copy:
                  ----

                  C. D. Waterman III, Esq.
                  Lane & Waterman
                  600 Norwest Bank Building
                  220 N. Main Street
                  Davenport, IA 52801-1987

                  Telephone:          (319) 324-3246
                  Fax:                (319) 324-1616

                  If to JLP:
                  ---------

                  Allen Pozehl, President
                  Journal Corporation
                  P.O. Box 30536
                  Lincoln, NE 68503

                  Telephone:          (402) 441-4625
                  Fax:                (402) 441-4627

                  If to MTS Trust or JCS Trust:
                  ----------------------------

                  Regy J. Green
                  National Bank of Commerce
                  1248 O Street
                  P.O. Box 82408
                  Lincoln, NE 68501-2408

                  Telephone:          (402) 434-4424
                  Fax:                (402) 434-4612

                  Copy:
                  ----

                  Stephen E. Gehring, Esq.
                  Cline, Williams, Wright, Johnson & Oldfather
                  One Pacific Place
                  1125 S. 103rd, Ste. 720
                  Omaha, NE 68124-1090

                  Telephone:          (402) 397-1700
                  Fax:                (402) 397-1806

A Suspension Notice shall be sent via facsimile and followed by transmittal of such notice via overnight delivery.

   4. Shareholders' Agreement to Remain in Effect. Except as modified, amended or superseded by this Second Addendum to Shareholders' Agreement, the terms and conditions of the Shareholders' Agreement, as amended, shall remain in full force and effect.

   5.   Counterparts.   This   Agreement   may  be   executed  in  one  or  more
        counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

   6. Signatures. The parties agree that signatures on facsimile copies will be deemed to have the same effect as original signatures, provided that an original counterpart shall be promptly transmitted by overnight mail or courier.

Lee Enterprises, Incorporated       Journal Limited Partnership
                                    by Journal Corporation


By     /s/ C. D. Waterman III       By    /s/ Allen Pozehl
       ----------------------       --------------------------------------------
       C. D. Waterman III,          Allen Pozehl, President
       Secretary


                                    NATIONAL BANK OF COMMERCE TRUST AND SAVINGS
                                    ASSOCIATION, Trustee of the Trust U/W of
                                    Fred S. Seacrest/Mark T. Seacrest Share


                                    By    /s/ Regy J. Green
                                    --------------------------------------------
                                    Regy J. Green, Vice President
                                    and Trust Officer


                                    NATIONAL BANK OF COMMERCE TRUST AND SAVINGS
                                    ASSOCIATION, Trustee of the James C.
                                    Seacrest Revocable Trust


                                    By    /s/ Regy J. Green
                                    --------------------------------------------
                                    Regy J. Green, Vice President
                                    and Trust Officer

                                    Exhibit A

                          LEE ENTERPRISES, INCORPORATED
                                Suspension Notice



Lee  hereby   notifies   you  to  suspend  any  Transfer  of  the  Shares  until
(_____________________, 199__) (further notice) pursuant to Section 2 of the Second Addendum to the Shareholders Agreement dated April 18, 1997 in order to permit Lee to amend the Registration Statement.

                                       LEE ENTERPRISES, INCORPORATED


                                       By       ____________________________
                                       Its      ____________________________